LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                          ENDED OCTOBER 31, 2000

Seeking total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities.

KEMPER
INTERNATIONAL FUND

    "... The broad correction in global equity markets that began in March posed several challenges, including persistent bouts of heightened volatility and a particularly sharp sell-off in TMT stocks. Concerns about interest-rate hikes in the United States, Europe and even Japan, combined with uncertain growth prospects in these markets, led to a more cautious overall investment environment. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

7
PERFORMANCE UPDATE

11
LARGEST HOLDINGS

12
PORTFOLIO OF INVESTMENTS

18
FINANCIAL STATEMENTS

21
FINANCIAL HIGHLIGHTS

23
NOTES TO FINANCIAL STATEMENTS

28
REPORT OF INDEPENDENT AUDITORS

29
TAX INFORMATION

AT A GLANCE

TERMS TO KNOW

 KEMPER INTERNATIONAL FUND
 TOTAL RETURNS
 FOR THE YEAR ENDED OCTOBER 31, 2000 (UNADJUSTED FOR ANY SALES CHARGE)
[BAR GRAPH]

                                                  KEMPER INTERNATIONAL        KEMPER INTERNATIONAL        LIPPER INTERNATIONAL
KEMPER INTERNATIONAL FUND CLASS A                     FUND CLASS B                FUND CLASS C           FUNDS CATEGORY AVERAGE*
---------------------------------                 --------------------        --------------------       -----------------------
-2.84                                                     -3.69                       -3.61                       2.70

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

INVESTMENT IN FOREIGN SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING CURRENCY EXCHANGE RATES, GOVERNMENT REGULATION AND DIFFERENCES IN LIQUIDITY.

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE.

 NET ASSET VALUE

                                   AS OF      AS OF
                                  10/31/00   10/31/99
 .........................................................
    KEMPER INTERNATIONAL FUND
    CLASS A                         $11.67     $12.85
 .........................................................
    KEMPER INTERNATIONAL FUND
    CLASS B                         $11.23     $12.50
 .........................................................
    KEMPER INTERNATIONAL FUND
    CLASS C                         $11.25     $12.51
 .........................................................

 KEMPER INTERNATIONAL FUND
 RANKINGS AS OF 10/31/00*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER INTERNATIONAL FUNDS CATEGORY

                        CLASS A                 CLASS B                 CLASS C
 ..........................................................................................
    1-YEAR         #485 of 666 funds       #523 of 666 funds       #518 of 666 funds
 ..........................................................................................
    5-YEAR         #152 of 288 funds       #192 of 288 funds       #189 of 288 funds
 ..........................................................................................
    10-YEAR         #34 of 52 funds               n/a                     n/a
 ..........................................................................................
    15-YEAR         #11 of 20 funds               n/a                     n/a
 ..........................................................................................

 DIVIDEND REVIEW

 DURING THE YEAR ENDED OCTOBER 31, 2000, KEMPER INTERNATIONAL FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                            CLASS A  CLASS B  CLASS C
 .........................................................
    LONG-TERM CAPITAL GAIN   $0.67    $0.67    $0.67
 .........................................................
    SHORT-TERM CAPITAL
    GAIN                     $0.29    $0.29    $0.29
 .........................................................

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. as of 10/31/00.
BOX] Morningstar's International Equity Style Box(TM) placement is based on a fund's price-to-earnings and price-to-cash-flow ratios relative to the MSCI EAFE, as well as the size of the companies in which it invests, or median market capitalization. The style box represents a snapshot of a fund's portfolio on a single day, but it's not exact because a portfolio changes from day to day. A longer-term view is represented by the fund's Morningstar category, which is based on actual investment style as measured by the fund's underlying holdings over the past three years.

CONSOLIDATION The reduction in the number of companies in a particular industry, brought about by merger and acquisition activity.

CURRENCY WEAKNESS A significant decline of a currency's value relative to other currencies, such as the U.S. dollar. Weakness may be prompted by trading or central bank intervention (or the lack of intervention) in the currency markets. For U.S. investors who are investing overseas, a weakness in a foreign currency can have the effect of reducing an investment's total return because the investment, converted back into U.S. dollars, will require more of the foreign currency to purchase dollars.

OVERWEIGHTING/UNDERWEIGHTING The allocation of assets -- usually in terms of sector, industry or country -- within a portfolio relative to the portfolio's benchmark index or investment universe.

RESTRUCTURING Implementation of major corporate changes aimed at greater efficiency and adaptation to changing markets. Cost-cutting initiatives, debt retirement, management realignments and the sale of noncore businesses are all developments frequently associated with corporate restructuring.

ECONOMIC OVERVIEW


SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

Times have been good. During the first half of 2000, the global economy grew faster than it has in over a decade. All regions participated. The United States, of course, was still powering ahead. The growth rate in Europe was nearly 4 percent. Asia fed off an electronics boom and a revitalized China. South America got a boost from an improved credit rating. New money pumped up energy producers from Mexico to the Middle East.

  Now for the bad news, which is that the best news is probably behind us. Global growth peaked in the spring, and in the United States, at least, the slowdown was abrupt. After 6 percent growth in the year ending June 30, the economy grew at a rate of just 2.43 percent during the summer. It seems that expensive energy, currency volatility and more widespread profit problems are bringing the exuberant global economy, including the United States, to heel. Let's explore these factors in more detail.

OIL, OIL, TOIL AND TROUBLE

  Although oil prices have receded somewhat, everyone's still jittery, and with good reason: Of the seven recessions since World War II, six were preceded by a spike in crude oil prices.

  Oil prices have already been strong enough for long enough to crimp growth, and they're biting the rest of the world even harder than the United States. But there are two factors working to our advantage. First, oil prices are still historically low. Oil is slightly more than $30 per barrel today, but it peaked at over $75 per barrel back in 1980 (stated in today's dollars). Second, our dependence on oil has decreased: The United States uses only roughly half as much oil to produce a unit of GDP as it did thirty years ago. This gives us hope that the economy can escape recession this time around.

  What would make us worry more? Outright energy shortages or a political crisis. If either happens, the odds of a recession occurring would rise steeply. People panic or become excessively cautious when they have to fret. Can I fill up my oil tank? Will there be a war? Their loss of confidence can be much more devastating than price increases alone.

CURRENCY CONCERNS

  Currency turmoil is a second danger to the economy. Central bankers have intervened to halt the euro's decline, and they're right that the euro is fundamentally undervalued. But intervention is a hazardous game. Let's hope they don't convince the markets that the euro should rise a lot very quickly. A suddenly weak dollar might make Europeans think about selling all those American stocks and bonds they've been buying, and would greatly complicate the Fed's inflation fight.

BUSINESS: BIG PLANS BUT PROFIT DISAPPOINTMENTS

  Profit warnings escalated late this summer, and we believe there's fire amid that smoke.

  Sure, businesses have had a voracious appetite for money -- and until very recently, corporate treasurers were finding it easily: Banks increased business lending by 10.8 percent in the past year. Bond markets have suddenly become a lot more picky, especially for low-quality credits, but money is still available for investment grade borrowers. Capital goods orders reflect executives' enthusiasm -- while volatile month-to-month, they have been up an average of 15 to 20 percent compared to a year ago for the past six months.

  Still, we expect total capital spending to slow, from this year's estimated 14 percent to 12.5 percent in 2001. The reason? A profit squeeze is about to take some of the edge off executives' animal spirits.

  We've always been more cautious than Wall Street about 2001 profits, and our forecast hasn't changed. Profits are likely to be flat to down next year for several reasons. First, the growth slowdown will make it harder to keep up the productivity gains that have kept labor costs under control. We saw the first evidence of how productivity slows along with economic growth in the third quarter: Productivity gains dipped to just 3.3 percent from the second quarter's remarkable 6.1 percent. Second, interest expense will surge (thanks to higher rates and all that new debt. Third, depreciation costs are escalating. And finally, the excessively weak euro and higher oil costs will sap earnings.

ECONOMIC OVERVIEW


 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                           NOW (11/30/00)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       5.70                   6.40                   6.00                   4.80
Prime rate (2)                                  9.50                   9.25                   8.50                   8.00
Inflation rate (3)*                             3.50                   3.10                   2.60                   1.40
The U.S. dollar (4)                            11.10                   4.30                  -0.70                   1.20
Capital goods orders (5)*                       7.00                  17.10                  12.30                  -0.60
Industrial production (5)*                      5.20                   6.50                   4.40                   4.00
Employment growth (6)*                          1.80                   2.50                   2.30                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 10/31/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


SAVING GRACES: FISCAL POLICY AND CONSUMER SPENDING

  While growth has peaked and is now slowing, we can be thankful that growth probably won't slow too much, thanks in part to a more stimulative fiscal policy and consumer spending.

  Fiscal policy is likely to be more stimulative. Of course, most economists agree that the last thing this pumped-up economy needs is another shot of stimulants -- too much stimulus, after all, is widely believed to cause inflation. But economists weren't running for office; politicians were. And inflation risk was about the last thing on the mind of either candidate in the heat of election campaigning. They wanted to win votes, and the time-tested way to do so was to make promises. Although we didn't have the name of the winner as of press time, neither candidate seems to be planning a lot of fiscal restraint -- but the good news is that neither candidate's plan is likely to be enacted until 2002 at the earliest.

  Second, consumers continue to spend, spend, spend. The personal savings rate keeps falling, from an already low 2.2 percent last year to a nearly invisible
0.1 percent this year. Critics of this admittedly squishy statistic claim it doesn't adequately capture households' growing wealth. As it turns out, however, the average American not only doesn't save much, but he's not getting wealthier in leaps and bounds, either.

  Net worth for the median family where the head of the household is over 45 (and where thoughts are presumably beginning to turn to retirement), rose less than $13,000 between 1995 and 1998. That's less than a 12 percent gain during the same three years the stock market nearly doubled and the market value of owner-occupied homes jumped 21 percent. Why didn't the average family get richer in that time? Because they were borrowing and spending like crazy. House values were up 21 percent -- but mortgage debt rose even faster, by 25 percent!

  Consumers' profligacy worries many financial professionals. Some people aren't saving enough for retirement because they have inflated expectations of future investment returns. Other people aren't saving enough for retirement because they don't realize just how much money they'll need. Either way, people aren't saving.

  Still, no one wants consumers to change their profligate ways too fast. After all, hearty consumer spending is a prime reason America's growth has stayed on a fast track so far. Most economists would like to see shoppers be a bit more moderate -- but only a bit. If Americans suddenly turned thrifty, the economy would lurch into reverse.

ECONOMIC OVERVIEW

  Luckily, there's little chance of that happening, unless lenders get cold feet. So far, they're hot to trot. In the past year, mortgage lending by banks rocketed nearly 17 percent while loans to consumers jumped 10 percent. Brokers are selling the loans banks don't want on their balance sheets to mortgage pools and the asset-backed securities market, where eager non-bank lenders are snapping them up. In the past year, these markets provided $625 billion of new credit, a leap of more than 12 percent.

  With so much money at their disposal, consumers didn't stay out of the shopping centers and restaurants for long. Consumer spending growth jumped up to
4.5 percent in the summer, and we expect it to stay well above 3 percent through 2001.

OMINOUS SIGNS?

  Decelerations are always tricky, to be sure. But barring some unexpected shock, overall economic growth should to pop back into the 3.5 percent to 4 percent range in 2001. Why? Borrowing costs a little more than it did last year, but money is still freely available for good quality borrowers. Capital goods orders are strong, so there's a lot of life left in business spending. Shoppers are a little pickier, but they're still more interested in visiting the mall than in filling their piggy banks. And after the election, no matter who wins, fiscal policy is likely to be more stimulative than it has been for years. The price to pay will likely be a rise in core inflation (inflation excluding food and energy). We expect it to hit 3 percent next year, up from its recent rate of
2.5 percent. We believe we'll make it safely through 2001, but investors should keep their hands on the wheel and their eyes peeled.

  THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF DECEMBER 6, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

  TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Sincerely,

Scudder Kemper Investments, Economics Group

ECONOMIC OVERVIEW

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

[CHENG PHOTO]

LEAD PORTFOLIO MANAGER IRENE CHENG JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1993. PRIOR TO THAT, SHE WORKED IN MERCHANT BANKING AS AN EQUITY ANALYST, AND IN OPERATIONS, FINANCE AND CORPORATE PLANNING. CHENG RECEIVED A BACHELOR'S DEGREE SUMMA CUM LAUDE FROM HARVARD/RADCLIFFE COLLEGE, A MASTER'S DEGREE FROM THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY AND AN M.B.A. FROM HARVARD BUSINESS SCHOOL.

[SLENDEBROEK PHOTO]

A NATIVE OF THE NETHERLANDS, PORTFOLIO MANAGER MARC SLENDEBROEK JOINED THE COMPANY IN 1994. HE FOCUSES ON THE EUROPEAN COMPONENT OF THE PORTFOLIO AND ALSO SERVES AS A PORTFOLIO MANAGER FOR KEMPER NEW EUROPE FUND.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.


IN THE FOLLOWING INTERVIEW, LEAD PORTFOLIO MANAGER
IRENE CHENG AND PORTFOLIO MANAGER MARC SLENDEBROEK
DISCUSS KEMPER INTERNATIONAL FUND'S STRATEGY AND
THE INTERNATIONAL MARKET ENVIRONMENT DURING THE
12-MONTH PERIOD ENDING OCTOBER 31, 2000.

Q     INTERNATIONAL MARKETS PERFORMED WELL DURING THE FIRST HALF OF THE ANNUAL
PERIOD BUT TOOK A WELL-PUBLICIZED TUMBLE THROUGHOUT THE SIX MONTHS SINCE THE SEMIANNUAL REPORT LAST SPRING. WHAT ARE THE FACTORS BEHIND THESE SWINGS? HOW DID THE FUND HOLD UP?

A     Throughout the period -- particularly in the latter half -- the developed world markets struggled with the faltering euro exchange rate, concerns about rising interest rates and dramatic moves in a narrow group of technology-related stocks. The performance of the unmanaged MSCI EAFE index reflected this challenging environment; the benchmark fell 2.66 percent for the one-year period ending October 31, 2000. Confronted with the same circumstances, Kemper International Fund declined 2.84 percent (Class A shares, unadjusted for sales charges).

  Given our focus on larger companies in the more developed economies, it is not surprising that Europe and Japan -- and indirectly, the United
States -- continue to dominate in terms of their influence on the portfolio. Let's look at each separately:

  The Japanese market actually fared well for much of the first half of the period. As the period progressed, however, fundamental challenges grew increasingly evident. Soft macroeconomic conditions and low levels of consumer confidence were -- and continue to be -- problematic. Ongoing concerns about the sustainability of the country's economic recovery remain a central reason behind this fragile sentiment. Additionally, by March, the worldwide appetite for technology stocks weakened, and because larger Japanese tech companies compete in the global marketplace, their stocks were generally correlated with their counterparts in the United States and Europe. As a result, the Japanese market as a whole began to retrace some of its gains. The continued unwinding of domestic cross-shareholdings also had a negative impact on the supply/demand balance in the Japanese equity market.

  European markets were likewise influenced by stock market volatility worldwide. The continued rise in global oil prices and interest rates hurt as well. For much of the first half of the period, European markets experienced an overwhelmingly positive investment environment. Accelerating economic growth, a strong dollar exchange rate and healthy merger-and-acquisition (M&A) activity helped fuel the market during that time. However, this enthusiastic sentiment turned around abruptly as weakness in the U.S. equity market spread and the European Central Bank began to raise interest rates. Valuations proved unsustainable during the second half of the period, particularly among the technology, media and telecommunications sectors (commonly referred to as the megasector TMT). And despite the increasing evidence of solid economic recovery all over the continent, the euro exchange rate continued its negative trend.

PERFORMANCE UPDATE

Q     YOU HAVE PREVIOUSLY EMPHASIZED TRENDS OF CONSOLIDATION AND CORPORATE
RESTRUCTURING. WHAT PROGRESS HAVE YOU SEEN?

A     Corporate restructuring remains significant in both Europe and Japan.
However, M&A activity has slowed from the last year's fast pace. There are several reasons for this slowdown. First, the global economic upturn has reduced the level of pressure on companies to address structural concerns in their businesses. Second, large M&A deals are inherently complex and difficult to execute. The collapse of several large proposed transactions during this year shows that this complexity cannot be underestimated. Last, it seems that the regulatory environment for the approval of large deals has become less accommodating, particularly in Europe.

Q     HOW DID YOU POSITION THE PORTFOLIO THROUGHOUT THE PERIOD?

A     The fund entered the period with an overweight position in the TMT areas.
We counterbalanced this exposure with substantial investments in "old-economy" stocks, such as producers of industrial commodities and companies undergoing significant corporate restructuring. The fund was underweight in areas such as the retail, financial and consumer sectors, where we felt that the competitive landscape was growing increasingly harsh due to the impact of the Internet and the trend toward globalization.

  This strategy worked particularly well in the first half of the period as our investments in TMT generally produced strong returns. In fact, these were, by and large, the only sectors that showed absolute gains during a period when investors increased their focus on the "new economy." Most old-economy stocks, including our investments in companies undergoing significant restructuring and corporate change, performed below expectations during this time.

  The broad correction in global equity markets that began in March posed several challenges, including persistent bouts of heightened volatility and a particularly sharp sell off in TMT stocks. Concerns about interest-rate hikes in the United States, Europe and even Japan, combined with uncertain growth prospects in these markets, led to a more cautious overall investment environment. We initiated the process of selective profit-taking during the second half of the period, following strong performance from a number of our TMT selections, but we faced some significant challenges in the execution of our trades; such trades proved difficult in the current volatile and illiquid European markets. Thus, despite our efforts to reduce exposure within the TMT sectors, the fund was overweight in the very telecom growth issues that were negatively impacted even further by the summer's pricey European third-generation license auctions.

  To help mitigate the negative performance in these areas, we also reduced our exposure to the more economically sensitive areas of the portfolio as it became clearer that the central banks in the United States, and to a lesser extent Europe, were committed to slowing economic growth. The proceeds of these sales were largely redeployed to European financials. Stocks in this sector had declined significantly over the past two years as interest rates rose, hopes for further consolidation died down and the Internet threatened the demise of traditional banking models. Suspecting that this news was fully discounted into stock prices, we increased our position in this area during the spring. We are further encouraged that the recent trend toward reducing capital gains taxes in Europe will allow industry restructuring to once more build momentum, and that bank managements are beginning to define promising strategies to use the Internet to their advantage. With respect to Japan, the majority of the fund's Japanese holdings are in areas experiencing significant long-term change, such as the electronics, telecommunications, pharmaceutical and financial sectors.

  We continue the process of reducing our exposure to areas where valuations have become less fundamentally grounded, particularly in TMT. Our actions do not reflect a view that the technological innovation is about to end, however. We remain committed to this area, but we're placing greater emphasis on blue-chip companies that we believe are still undervalued in relation to their growth prospects. Our increased stake in optical telecom-infrastructure providers is an example of this strategy.

Q     WHAT ARE SOME OF THE IMPORTANT TRENDS THAT YOU FEEL WILL DRIVE THE
PERFORMANCE OF THE INTERNATIONAL MARKET?

A     Although we employ a bottom-up approach to stock picking, we do consider broader trends unfolding within the global economic environment. At present, the construction of the portfolio

PERFORMANCE UPDATE

reflects some of the key themes we see emerging in the year ahead:

- We expect that U.S. economic growth will slow, resulting in a global soft landing. As noted, we have increased our exposure to European financials and maintain a somewhat overweight position in technology in anticipation of this development.

- Continental European economic growth should remain strong relative to Japan and the United Kingdom. We remain underweight in the United Kingdom, as well as overweight in France, Germany and Italy.

- In Japan, the pace and sustainability of economic activity are less predictable. We have decreased our exposure to the region and are maintaining our focus on stock-specific issues as main drivers of performance. Additions in the past year include real estate companies, which are poised to benefit from regulatory reform and the introduction of a real estate investment trusts market, as well as several companies in the pharmaceutical sector, where we anticipate industry restructuring and where valuations are low relative to their global peers. The general process of profit taking in TMT has led to a reduction in the portfolio's Japanese technology holdings.

- Corporate restructuring should resume its stance as a powerful secular trend, resulting in increased profitability for corporations in Europe, Japan and the Pacific Basin.

- We expect that the explosion in mobile telephony, Internet and personal computer applications will prove sustainable, and will result in continued growth in demand for telecommunications infrastructure, content and consumer access devices. With an eye toward valuation, we have selectively focused our exposure on well-managed companies poised to flourish as these trends evolve.

  We see two main risks over the next 12 months. The first is a concerted downturn in the U.S. capital markets, marking the end of a 10-year bull-market run. A downward spiral in U.S. equities, joined by a falling dollar, would clearly not bode well for international markets. The second potential risk is a pick-up in inflation, which could result in continued higher interest rates and a hard landing for the global economy. While neither of these outcomes is likely in our opinion, we do expect persistent volatility to rock the markets as these concerns and others continue to occupy investor sentiment in the short term. However, we believe that investors who stay in the international markets for the long term will ultimately be rewarded by the important changes that continue to transform the overseas economies.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED OCTOBER 31, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                       LIFE OF
                                           1-YEAR   5-YEAR   10-YEAR    CLASS
----------------------------------------------------------------------------------------------------
    KEMPER INTERNATIONAL FUND CLASS A      -8.41%    8.12%    7.95%     11.28%   (since 5/21/81)
 ....................................................................................................
    KEMPER INTERNATIONAL FUND CLASS B      -6.39     8.29      n/a       7.44    (since 5/31/94)
 ................................................................................................
    KEMPER INTERNATIONAL FUND CLASS C      -3.61     8.48      n/a       7.47    (since 5/31/94)
 ....................................................................................................

KEMPER INTERNATIONAL FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 5/31/81 to 10/31/00
[LINE GRAPH]

                                                  KEMPER INTERNATIONAL                                     U.S. CONSUMER PRICE
                                                      FUND CLASS A(1)        MSCI EAFE EQUITY INDEX+             INDEX++
                                                  --------------------       -----------------------       -------------------
5/31/81                                                   9424.00                    10000.00                   10000.00
                                                          9390.00                     9974.00                   10468.00
                                                          9659.00                     9888.00                   10869.00
                                                         12357.00                    12322.00                   11281.00
                                                         11233.00                    13291.00                   11726.00
                                                         17515.00                    20830.00                   12171.00
12/31/86                                                 25247.00                    35398.00                   12305.00
                                                         26874.00                    44224.00                   12851.00
                                                         31510.00                    56867.00                   13419.00
                                                         37361.00                    63007.00                   14042.00
                                                         34561.00                    48392.00                   14900.00
                                                         37714.00                    54440.00                   15356.00
                                                         35909.00                    47989.00                   15802.00
12/31/93                                                 48711.00                    63799.00                   16236.00
                                                         46763.00                    68942.00                   16670.00
                                                         52823.00                    76906.00                   17094.00
                                                         61829.00                    81797.00                   17661.00
                                                         67396.00                    83481.00                   17962.00
                                                         72709.00                   100455.00                   18252.00
                                                        102741.00                   127878.00                   18742.00
10/31/00                                                 79985.00                   110342.00                   19358.00

KEMPER INTERNATIONAL FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 5/31/94 to 10/31/00
[LINE GRAPH]

                                                  KEMPER INTERNATIONAL                                     U.S. CONSUMER PRICE
                                                      FUND CLASS B(1)        MSCI EAFE EQUITY INDEX+             INDEX++
                                                  --------------------       -----------------------       -------------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                         9877.00                    10144.00                    10034.00
                                                         9761.00                    10063.00                    10149.00
                                                        10054.00                    10341.00                    10339.00
                                                        10929.00                    11226.00                    10407.00
6/30/96                                                 12088.00                    11750.00                    10624.00
                                                        12677.00                    11940.00                    10753.00
                                                        14069.00                    13297.00                    10868.00
                                                        13684.00                    12186.00                    10936.00
6/30/98                                                 15626.00                    14145.00                    11051.00
                                                        14614.00                    14663.00                    11112.00
                                                        14509.00                    15266.00                    11268.00
                                                        20509.00                    18666.00                    11410.00
                                                        18123.00                    17929.00                    11688.00
10/31/00                                                15851.00                    16106.00                    11786.00

KEMPER INTERNATIONAL FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 5/31/94 to 10/31/00
[LINE GRAPH]

                                                  KEMPER INTERNATIONAL                                     U.S. CONSUMER PRICE
                                                      FUND CLASS C(1)        MSCI EAFE EQUITY INDEX+             INDEX++
                                                  --------------------       -----------------------       -------------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                         9858.00                    10144.00                    10034.00
                                                         9761.00                    10063.00                    10149.00
                                                        10054.00                    10341.00                    10339.00
                                                        10929.00                    11226.00                    10407.00
6/30/96                                                 12098.00                    11750.00                    10624.00
                                                        12681.00                    11940.00                    10753.00
                                                        14073.00                    13297.00                    10868.00
                                                        13688.00                    12186.00                    10936.00
6/30/98                                                 15642.00                    14145.00                    11051.00
                                                        14618.00                    14663.00                    11112.00
                                                        14526.00                    15266.00                    11268.00
                                                        20527.00                    18666.00                    11410.00
                                                        18155.00                    17929.00                    11688.00
10/31/00                                                15882.00                    16106.00                    11786.00

PERFORMANCE IS HISTORICAL AND INCLUDES
REINVESTMENT OF DIVIDENDS AND CAPITAL
GAINS. INVESTMENT RETURN AND PRINCIPAL
VALUE WILL FLUCTUATE WITH CHANGING
MARKET CONDITIONS, SO THAT WHEN
REDEEMED, SHARES MAY BE WORTH MORE OR
LESS THAN THEIR ORIGINAL COST.

 *THE MAXIMUM SALES CHARGE FOR CLASS A
  SHARES, IS 5.75% AND FOR CLASS B
  SHARES, ADJUSTMENT FOR THE APPLICABLE
  CONTINGENT DEFERRED SALES CHARGE
  (CDSC) IS 3%. CLASS C SHARES HAVE NO
  ADJUSTMENT FOR SALES CHARGE. THE
  MAXIMUM CDSC FOR CLASS B SHARES IS 4%.
  FOR CLASS C SHARES, THERE IS A 1% CDSC
  ON CERTAIN REDEMPTIONS WITHIN THE
  FIRST YEAR OF PURCHASE. SHARE CLASSES
  INVEST IN THE SAME UNDERLYING
  PORTFOLIO. DURING THE PERIODS NOTED,
  SECURITIES PRICES FLUCTUATED. FOR
  ADDITIONAL INFORMATION, SEE THE
  PROSPECTUS, STATEMENT OF ADDITIONAL
  INFORMATION AND THE FINANCIAL
  HIGHLIGHTS AT THE END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CONTINGENT DEFERRED
    SALES CHARGE IN EFFECT AT THE END OF
    THE PERIOD FOR CLASS B SHARES. IN
    COMPARING KEMPER INTERNATIONAL FUND
    CLASS A SHARES WITH THE MSCI EAFE
    INDEX, YOU SHOULD ALSO NOTE THAT THE
    FUND'S PERFORMANCE REFLECTS THE
    MAXIMUM SALES CHARGE, WHILE NO SUCH
    CHARGE IS REFLECTED IN THE
    PERFORMANCE OF THE INDEX.

 +THE MSCI EAFE INDEX (MORGAN STANLEY
  CAPITAL INTERNATIONAL EUROPE,
  AUSTRALASIA, FAR EAST INDEX) IS AN
  UNMANAGED INDEX GENERALLY ACCEPTED AS
  A BENCHMARK FOR MAJOR OVERSEAS
  MARKETS. SOURCE IS WIESENBERGER(R).

++THE U.S. CONSUMER PRICE INDEX IS A
  STATISTICAL MEASURE OF CHANGE, OVER
  TIME, IN THE PRICES OF GOODS AND
  SERVICES IN MAJOR EXPENDITURE GROUPS
  FOR ALL URBAN CONSUMERS. SOURCE IS
  WIESENBERGER(R).

LARGEST HOLDINGS

KEMPER INTERNATIONAL FUND'S TOP 10 HOLDINGS
A comparison of the fund's top 10 equity holdings on October 31, 2000, with its top 10 equity holdings on October 31, 1999

               AT 10/31/00                               AT 10/31/99
             HOLDING                PERCENT      HOLDING                PERCENT
-------------------------------------------      ------------------------------
1.           VODAFONE GROUP           3.1%       NTT MOBILE               2.5%
                                                 COMMUNICATIONS
                                                 NETWORK
-------------------------------------------      ------------------------------
2.           TOTAL FINA ELF           2.8%       ELF AQUITAINE            2.3%
-------------------------------------------      ------------------------------
3.           E. ON                    2.6%       ORANGE                   2.0%
-------------------------------------------      ------------------------------
4.           AVENTIS                  2.4%       NOKIA                    1.9%
-------------------------------------------      ------------------------------
5.           MATSUSHITA ELECTRIC      1.8%       RIO TINTO                1.6%
             INDUSTRIAL
-------------------------------------------      ------------------------------
6.           REED INTERNATIONAL       1.8%       MURATA MANUFACTURING     1.6%
                                                 CO.
-------------------------------------------      ------------------------------
7.           REUTERS GROUP            1.7%       DAIWA SECURITIES CO.     1.5%
-------------------------------------------      ------------------------------
8.           SHELL TRANSPORT &        1.7%       NEC CORP                 1.5%
             TRADING
-------------------------------------------      ------------------------------
9.           NESTLE                   1.7%       FUJITSU                  1.4%
-------------------------------------------      ------------------------------
10.          MIZUHO HOLDINGS          1.6%       SONY                     1.4%
-------------------------------------------      ------------------------------

*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER INTERNATIONAL FUND
Portfolio of Investments at October 31, 2000

                             SHORT-TERM NOTES--3.4%                               PRINCIPAL AMOUNT      VALUE

COMMERCIAL PAPER--3.4%
                                   Student Loan Marketing Association, 6.450%,
                                     11/01/2000                                     $18,700,000      $ 18,700,000
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

FIXED TIME DEPOSITS--0.0%
                                   Chase Euro Time Deposit, 6.44% 11/01/2000            202,000           202,000
                                   ----------------------------------------------------------------------------------
                                   TOTAL SHORT-TERM NOTES
                                   (Cost $18,902,000)                                                  18,902,000
                                   ----------------------------------------------------------------------------------
                                  BONDS--0.0%

UNITED KINGDOM
                                   British Aerospace PLC, 7.450%, 11/29/2003
                                       (PRODUCER OF MILITARY AIRCRAFTS)
                                   (Cost $86,403)                                        76,707           107,836
                                   ----------------------------------------------------------------------------------
                              COMMON STOCKS--96.6%                                     SHARES

AUSTRALIA--1.3%
                                   Broken Hill Proprietary Co., Ltd.
                                       (PRODUCER OF PETROLEUM, MINERAL AND STEEL
                                       PRODUCTS)                                        387,344         3,786,453
                                   OneSteel, Ltd.*
                                       (MANUFACTURER OF STEEL LONG PRODUCTS AND
                                       DISTRIBUTOR OF METALS IN AUSTRALIA)               96,836            46,571
                                   WMC Ltd.
                                       (DEVELOPER OF MINERAL PRODUCTS)                  589,200         2,271,532
                                   Woodside Petroleum, Ltd.
                                       (PRODUCER OF OIL AND GAS)                        140,100         1,032,646
                                   ----------------------------------------------------------------------------------
                                                                                                        7,137,202
---------------------------------------------------------------------------------------------------------------------

CANADA--2.0%
                                   Canadian National Railway Co.
                                       (OPERATOR OF RAILROAD SERVICES)                  189,700         5,976,764
                                   Nortel Networks Corp.
                                       (PROVIDER OF TELEPHONE, DATA, WIRELESS
                                       PRODUCTS FOR THE INTERNET)                       107,522         4,892,251
                                   ----------------------------------------------------------------------------------
                                                                                                       10,869,015
---------------------------------------------------------------------------------------------------------------------

FRANCE--18.4%
                                   AXA S.A.
                                       (PROVIDER INSURANCE, FINANCE AND REAL
                                       ESTATE SERVICES)                                  38,846         5,145,830
                                   Accor S.A.
                                       (OPERATOR OF HOTELS, TRAVEL AGENCIES AND
                                       RESTAURANTS)                                      45,946         1,861,018
                                   Alcatel Opronics*
                                       (MANUFACTURER OF ELECTRONIC COMPONENTS)            6,967           414,714
                                   Alcatel S.A.
                                       (MANUFACTURER OF TRANSPORTATION,
                                       TELECOMMUNICATION AND ENERGY EQUIPMENT)          125,623         7,669,774
                                   Aventis S.A.
                                       (MANUFACTURES LIFE SCIENCE PRODUCTS)             179,196        12,933,967
                                   Banque Nationale de Paris
                                       (BANK)                                            78,967         6,812,772
                                   Bouygues
                                       (DEVELOPER OF LARGE PUBLIC PROJECTS, REAL
                                       ESTATE, OFF-SHORE OIL PLATFORMS AND
                                       ENERGY NETWORK)                                   70,280         3,580,696
                                   Cap Gemini S.A.
                                       (PROVIDER OF COMPUTER CONSULTING
                                       SERVICES)                                         21,288         3,398,421
                                   Christian Dior
                                       (MANUFACTURER OF LUXURY PRODUCTS)                101,100         5,142,360

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                       SHARES           VALUE
                                   Compagnie Generale d'Industrie et de
                                     Participations
                                       (PRODUCER OF AUTOMOBILE COMPONENTS,
                                       DIAGNOSTIC EQUIPMENT AND ABRASIVE
                                       PELLETS)                                          25,954      $  1,088,719
                                   Credit Lyonnais S.A.
                                       (PROVIDER OF DIVERSIFIED BANKING
                                       SERVICES)                                        128,552         4,400,238
                                   Dassault Systemes S.A.
                                       (MANUFACTURER OF SOFTWARE PRODUCTS)               23,823         1,817,603
                                   Etablissements Economiques du Casino
                                     Guichard-Perrachon S.A.
                                       (OPERATOR OF SUPERMARKETS AND CONVENIENCE
                                       STORES)                                           59,516         3,413,843
                                   Eurotunnel S.A.*
                                       (DESIGNER, FINANCER AND CONSTRUCTOR OF A
                                       TUNNEL THAT RUNS UNDER THE ENGLISH
                                       CHANNEL AND CONNECTS ENGLAND TO FRANCE)        4,754,834         4,320,198
                                   Lagardere S.C.A.
                                       (PRODUCER OF AUDIOVISUAL AND
                                       TELECOMMUNICATION SERVICES)                       49,519         2,813,083
                                   Pinault-Printemps-Redoute S.A.
                                       (OPERATOR OF DEPARTMENT STORES)                   29,569         5,280,322
                                   Rhodia S.A.
                                       (MANUFACTURER OF DRUGS AND CHEMICALS
                                       PRODUCTS)                                        283,820         3,552,426
                                   Schneider Electric S.A.
                                       (MANUFACTURER OF ELECTRONIC COMPONENTS
                                       AND AUTOMATED MANUFACTURING SYSTEMS)              44,100         2,874,097
                                   Societe BIC S.A.
                                       (MANUFACTURER OF OFFICE SUPPLIES)                101,018         3,504,091
                                   Suez Lyonnaise des Eaux S.A.
                                       (DEVELOPER OF WATER AND ELECTRIC UTILITY)         46,373         7,080,100
                                   Total Fina ELF S.A.
                                       (EXPLORER OF OIL AND NATURAL GAS)                103,804        14,861,278
                                   ----------------------------------------------------------------------------------
                                                                                                      101,965,550
---------------------------------------------------------------------------------------------------------------------

GERMANY--12.3%
                                   Allianz AG
                                       (PROVIDER OF MULTI-LINE INSURANCE
                                       SERVICES)                                         19,535         6,643,554
                                   Bayer AG
                                       (PRODUCER OF CHEMICAL PRODUCTS)                  197,746         8,580,510
                                   Bayerische Hypo-und Vereinsbank
                                       (PROVIDER OF BANKING SERVICES)                   101,416         5,571,797
                                   Celanese AG
                                       (MANUFACTURER AND DISTRIBUTOR OF
                                       INDUSTRIAL CHEMICALS)                             15,396           261,470
                                   Commerzbank AG
                                       (PROVIDER OF BANKING SERVICES)                    73,180         2,066,182
                                   Deutsche Telekom AG
                                       (PROVIDER OF TELECOMMUNICATION SERVICES)          75,410         2,820,716
                                   Dresdner Bank AG
                                       (PROVIDER OF BANKING SERVICES)                   134,319         5,583,090
                                   E.On AG
                                       (DISTRIBUTOR OF OIL AND CHEMICALS)               272,666        13,868,909
                                   ERGO Versicherungs Gruppe AG
                                       (INSURANCE PROVIDER)                              24,325         3,366,859
                                   Metro AG
                                       (OPERATOR OF BUILDING, CLOTHING,
                                       ELECTRONIC AND FOOD STORES)                       74,100         2,988,796
                                   Muenchener Rueckversicherungs-Gesellschaft AG
                                     (Registered)
                                       (PROVIDER OF INSURANCE SERVICES)                  21,639         6,835,411

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                       SHARES           VALUE
                                   SAP AG
                                       (MANUFACTURER OF COMPUTER SOFTWARE)               16,404      $  3,322,176
                                   Siemens AG
                                       (DEVELOPER OF ELECTRICAL PRODUCTS)                49,281         6,277,045
                                   ----------------------------------------------------------------------------------
                                                                                                       68,186,515
---------------------------------------------------------------------------------------------------------------------

HONG KONG--1.8%
                                   China Mobile, Ltd.*
                                       (PROVIDER OF CELLULAR TELECOMMUNICATION
                                       SERVICES)                                        846,000         5,424,050
                                   Hutchison Whampoa, Ltd.
                                       (PROVIDER OF INVESTMENT SERVICES)                205,600         2,557,280
                                   Legend Holdings, Ltd.
                                       (MANUFACTURER OF COMPUTERS AND RELATED
                                       PRODUCTS)                                      1,288,000         1,090,042
                                   Li & Fung, Ltd.
                                       (OPERATOR OF AN EXPORT TRADING BUSINESS)         188,000           349,550
                                   MTR Corporation*
                                       (PROVIDER OF PUBLIC TRANSPORT SERVICES IN
                                       HONG KONG)                                       290,500           430,241
                                   ----------------------------------------------------------------------------------
                                                                                                        9,851,163
---------------------------------------------------------------------------------------------------------------------

ITALY--6.0%
                                   Alleanza Assicurazioni S.p.A.
                                       (PROVIDER OF LIFE INSURANCE SERVICES)            184,300         2,446,070
                                   Assicurazioni Generali
                                       (PROVIDER OF INSURANCE AND FINANCIAL
                                       SERVICES)                                        204,400         6,725,694
                                   Banco Intesa S.p.A.
                                       (PROVIDER OF BANKING SERVICES)                 1,396,835         5,800,140
                                   Holding di Partecipazioni Industraili S.p.A.
                                       (PRODUCER OF APPAREL AND SPORTS FOOTWEAR)      1,215,600         1,480,213
                                   Mediobanca S.p.A.
                                       (PROVIDER OF LOANS AND CREDIT TO
                                       MANUFACTURING AND SERVICE FIRMS)                 682,600         7,598,948
                                   Riunione Adratica di Sicurta S.p.A.
                                       (PROVIDER OF INSURANCE SERVICES)                 343,250         4,509,053
                                   San Paolo-IMI S.p.A.
                                       (PROVIDER OF COMMERCIAL BANKING)                 307,700         4,990,515
                                   ----------------------------------------------------------------------------------
                                                                                                       33,550,633
---------------------------------------------------------------------------------------------------------------------

JAPAN--22.3%
                                   Chugai Pharmaceutical Co., Ltd.
                                       (PHARMACEUTICAL COMPANY)                         315,000         5,349,166
                                   DDI Corp.
                                       (PROVIDER OF TELECOMMUNICATION SERVICES)             259         1,215,918
                                   Daiwa Securities Co., Inc.
                                       (PROVIDER OF BROKERAGE AND OTHER
                                       FINANCIAL SERVICES)                              319,000         3,536,319
                                   East Japan Railway Co.
                                       (OPERATOR OF RAILROAD SERVICES)                    1,015         5,835,366
                                   Fujitsu, Ltd.
                                       (MANUFACTURER OF COMPUTERS)                       59,000         1,051,678
                                   Kyocera Corp.
                                       (MANUFACTURER OF CERAMIC PACKAGING)               26,000         3,385,293
                                   Matsushita Electric Industrial Co., Ltd.
                                       (MANUFACTURER OF CONSUMER ELECTRONIC
                                       PRODUCTS)                                        340,000         9,882,633
                                   Mitsubishi Estate Co., Ltd.
                                       (PROVIDER OF REAL ESTATE SERVICES)               446,000         4,743,811
                                   Mitsui Fudosan Co., Ltd.
                                       (REAL ESTATE COMPANY)                            525,000         6,363,928
                                   Mizuho Holdings, Inc.*
                                       (PROVIDER OF FINANCIAL SERVICES)                   1,150         8,846,965

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                       SHARES           VALUE
                                   Murata Manufacturing Co., Ltd.
                                       (MANUFACTURER OF CERAMIC APPLIED
                                       ELECTRONIC COMPUTERS)                              3,700      $    443,077
                                   NEC Corp.
                                       (MANUFACTURER OF TELECOMMUNICATION AND
                                       COMPUTER EQUIPMENT)                              251,000         4,787,090
                                   NTT Docomo, Inc.
                                       (PROVIDER OF VARIOUS TELECOMMUNICATION
                                       SERVICES AND EQUIPMENT)                              309         7,621,584
                                   Nikko Securities Co., Ltd.
                                       (PROVIDER OF BROKER AND DEALER SERVICES)         381,000         3,290,867
                                   Nintendo Co., Ltd.
                                       (MANUFACTURER OF GAME EQUIPMENT)                  28,600         4,733,449
                                   Nippon Telegraph & Telephone Corp.
                                       (PROVIDER OF TELECOMMUNICATION SERVICES)             596         5,426,628
                                   Nissan Motor Co., Ltd.*
                                       (MANUFACTURER OF MOTOR VEHICLES)                 654,000         4,491,528
                                   Nomura Securities Co., Ltd.
                                       (PROVIDER OF FINANCIAL SERVICES)                 316,000         6,707,684
                                   Sakura Bank, Ltd.
                                       (PROVIDER OF BANKING SERVICES)                   859,000         6,261,737
                                   Sankyo Co., Ltd.
                                       (PRODUCER OF LEADING ETHICAL DRUG)               235,000         5,182,239
                                   Sanyo Electric Co., Ltd.
                                       (MANUFACTURER OF CONSUMER ELECTRONICS)           369,000         2,808,271
                                   Sony Corp.
                                       (MANUFACTURER OF CONSUMER AND INDUSTRIAL
                                       ELECTRONIC EQUIPMENT)                             59,800         4,781,368
                                   Sumitomo Electric Industries, Ltd.
                                       (MANUFACTURER OF ELECTRIC WIRES AND
                                       CABLES)                                          260,000         4,803,778
                                   TDK Corp.
                                       (MANUFACTURER OF MAGNETIC TAPES AND
                                       FLOPPY DISCS)                                        600            60,517
                                   Takeda Chemical Industries, Ltd.
                                       (MANUFACTURER OF PHARMACEUTICALS)                 79,000         5,208,234
                                   Toshiba Corp.
                                       (MANUFACTURER OF ELECTRIC MACHINERY)             344,000         2,460,297
                                   Yamanouchi Pharmaceutical Co., Ltd.
                                       (MANUFACTURERS AND MARKETS A WIDE VARIETY
                                       OF PHARMACEUTICALS)                               90,000         4,076,655
                                   ----------------------------------------------------------------------------------
                                                                                                      123,356,080
---------------------------------------------------------------------------------------------------------------------

KOREA--0.6%
                                   SK Telecom Co., Ltd.
                                       (PROVIDER OF MOBILE TELECOMMUNICATIONS
                                       SERVICES)                                         15,320         3,266,022
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

NETHERLANDS--6.1%
                                   ABN AMRO Holding N.V.
                                       (PROVIDER OF FINANCIAL SERVICES)                 339,190         7,863,035
                                   Akzo Nobel N.V.
                                       (PRODUCER AND MARKETER OF HEALTHCARE
                                       PRODUCTS, COATINGS, CHEMICALS AND FIBERS)         64,970         2,959,832
                                   Equant N.V.*
                                       (PROVIDER OF INTERNATIONAL DATA NETWORK
                                       SERVICES)                                         80,200         2,686,618
                                   Fortis (NL) N.V.
                                       (PROVIDER OF BANKING AND INSURANCE
                                       SERVICES)                                         62,100         1,898,360
                                   Gucci Group N.V. (New York Shares)
                                       (DESIGNER AND PRODUCER OF PERSONAL LUXURY
                                       ACCESSORIES AND APPAREL)                          52,200         5,102,550
                                   Heineken
                                       (PRODUCER OF BEER AND SOFT DRINK)                108,400         5,891,064

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                       SHARES           VALUE
                                   Laurus N.V.
                                       (OPERATOR OF SUPERMARKETS AND LIQUOR
                                       STORES)                                          124,520      $  1,194,819
                                   Unilever, N.V.
                                       (MANUFACTURER OF BRANDED AND PACKAGED
                                       CONSUMER GOODS)                                   68,300         3,427,621
                                   VNU N.V.
                                       (PROVIDER OF INTERNATIONAL PUBLISHING
                                       SERVICES)                                         58,710         2,766,875
                                   ----------------------------------------------------------------------------------
                                                                                                       33,790,774
---------------------------------------------------------------------------------------------------------------------

SPAIN--0.9%
                                   Telefonica SA
                                       (PROVIDER OF TELECOMMUNICATION SERVICES)         252,871         4,824,881
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

SWEDEN--1.0%
                                   Ericsson LM "B"
                                       (PRODUCER OF ADVANCED SYSTEMS AND
                                       PRODUCTS FOR WIRED AND MOBILE
                                       COMMUNICATIONS)                                  415,300         5,525,700
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

SWITZERLAND--4.1%
                                   Nestle SA (Registered)
                                       (PRODUCER OF FOOD PRODUCTS)                        4,320         8,952,434
                                   Roche Holding AG
                                       (MANUFACTURER OF PHARMACEUTICAL AND
                                       CHEMICAL PRODUCTS)                                   417         3,809,257
                                   Schwelzerische
                                     Rueckversicherungs-Gesellschaft
                                     (Registered)
                                       (PROVIDER OF LIFE INSURANCE SERVICES)              1,550         3,056,885
                                   UBS AG (Registered)
                                       (PROVIDER OF BANKING AND ASSET MANAGEMENT
                                       SERVICES)                                         49,776         6,895,257
                                   ----------------------------------------------------------------------------------
                                                                                                       22,713,833
---------------------------------------------------------------------------------------------------------------------

TAIWAN--0.0%
                                   GigaMedia, Ltd.*
                                       (PROVIDER OF BROADBAND INTERNET ACCESS
                                       SERVICES AND CONTENT)                             51,900           253,013
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM--19.8%
                                   ARM Holdings PLC*
                                       (DESIGNER OF RISC MICROPROCESSORS AND
                                       RELATED TECHNOLOGY)                              169,245         1,667,951
                                   BOC Group PLC
                                       (PRODUCER OF CHEMICAL PRODUCTS)                  278,284         3,871,845
                                   BP Amoco PLC
                                       (PROVIDER OF OIL INTERNATIONALLY)              1,028,969         8,716,563
                                   Bae Systems PLC
                                       (PRODUCER OF MILITARY AIRCRAFT)                  792,782         4,498,254
                                   British Airways PLC
                                       (PROVIDER OF PASSENGER AND CARGO AIRLINE
                                       SERVICES)                                        541,314         2,416,342
                                   British Telecom PLC
                                       (PROVIDER OF TELECOMMUNICATION SERVICES)         392,963         4,601,734
                                   Cable and Wireless PLC
                                       (PROVIDER OF TELECOMMUNICATION SERVICES)         311,830         4,406,370
                                   Diageo PLC
                                       (PRODUCER AND DISTRIBUTOR OF FOOD
                                       PRODUCTS, BEER AND LIQUOR; OWNER OF FAST
                                       FOOD RESTAURANTS)                                544,800         5,136,211
                                   EMI Group PLC
                                       (PRODUCER OF MUSIC RECORDING)                    545,074         4,076,276
                                   Glaxo Wellcome PLC
                                       (DEVELOPER OF PHARMACEUTICAL PRODUCTS)           107,338         3,086,352

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                       SHARES           VALUE
                                   Granada Media PLC*
                                       (PRODUCER OF TV PROGRAMS, FEATURE FILMS
                                       AND MADE FOR TV MOVIES)                          332,115      $  1,930,151
                                   Prudential Corp. PLC
                                       (PROVIDER OF A BROAD RANGE OF FINANCIAL
                                       SERVICES)                                        357,332         4,800,761
                                   Railtrack Group PLC
                                       (OPERATOR OF RAILWAY INFRASTRUCTURE)             228,168         3,525,091
                                   Reed International PLC
                                       (PUBLISHER OF SCIENTIFIC, PROFESSIONAL
                                       AND BUSINESS TO BUSINESS MATERIALS)            1,030,550         9,514,083
                                   Rentokil Initial PLC
                                       (PROVIDER OF ENVIRONMENTAL SERVICES)             617,257         1,422,400
                                   Reuters Group PLC
                                       (PROVIDER OF INTERNATIONAL NEWS AND
                                       INFORMATION)                                     474,473         9,228,316
                                   Rio Tinto PLC
                                       (DEVELOPER OF MINING PRODUCTS)                   506,109         8,178,570
                                   Shell Transport & Trading PLC
                                       (PROVIDER OF OIL INTERNATIONALLY)              1,124,454         9,036,530
                                   SmithKline Beecham PLC
                                       (MANUFACTURER OF ETHICAL DRUGS AND
                                       HEALTHCARE PRODUCTS)                             239,794         3,093,049
                                   Vodafone Group PLC
                                       (PROVIDER OF MOBILE TELECOMMUNICATION
                                       SERVICES)                                      3,985,767        16,564,327
                                   ----------------------------------------------------------------------------------
                                                                                                      109,771,176
                                   ----------------------------------------------------------------------------------
                                   TOTAL COMMON STOCKS
                                   (Cost $526,125,102)                                                535,061,557
                                   ----------------------------------------------------------------------------------
                                   TOTAL INVESTMENT PORTFOLIO--100.0%
                                   (Cost $545,113,505)(a)                                            $554,071,393
                                   ----------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

*  Non-income producing security.

(a) The cost for federal income tax purposes was $546,425,554. At October 31, 2000, the net unrealized appreciation for all securities based on tax cost was $7,645,839. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $54,316,826 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $46,670,987.

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
As of October 31, 2000

ASSETS
Investments in securities, at value, (cost $545,113,505)        $554,071,393
----------------------------------------------------------------------------
Cash                                                                     715
----------------------------------------------------------------------------
Foreign currency, at value, (cost $1,917)                              1,719
----------------------------------------------------------------------------
Receivable for investments sold                                    1,336,352
----------------------------------------------------------------------------
Dividends receivable                                                 462,750
----------------------------------------------------------------------------
Interest receivable                                                    7,685
----------------------------------------------------------------------------
Receivable for Fund shares sold                                    6,444,627
----------------------------------------------------------------------------
Foreign taxes recoverable                                            839,341
----------------------------------------------------------------------------
TOTAL ASSETS                                                     563,164,582
----------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                 10,669,766
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                   1,539,676
----------------------------------------------------------------------------
Accrued management fee                                               336,494
----------------------------------------------------------------------------
Other accrued expenses                                               995,654
----------------------------------------------------------------------------
Total liabilities                                                 13,541,590
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $549,622,992
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income (loss)                      $     14,773
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
Investment securities                                              8,957,888
----------------------------------------------------------------------------
Foreign currency related transactions                               (119,093)
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                              35,407,743
----------------------------------------------------------------------------
Paid-in capital                                                  505,361,681
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $549,622,992
----------------------------------------------------------------------------
 NET ASSETS VALUE
CLASS A SHARES
  Net asset value and redemption price per share
  ($362,541,312 / 31,061,555 outstanding shares of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                  $11.67
----------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $11.67)              $12.38
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($132,981,237
  / 11,844,428 outstanding shares of beneficial interest,
  $.01 par value, unlimited number of shares authorized)              $11.23
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($41,962,284 /
  3,728,445 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                   $11.25
----------------------------------------------------------------------------
CLASS I SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($12,138,159 /
  1,020,904 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                   $11.89
----------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended October 31, 2000

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $520,997)           $  7,038,590
----------------------------------------------------------------------------
Interest                                                             996,286
----------------------------------------------------------------------------
Total income                                                       8,034,876
----------------------------------------------------------------------------
Expenses:
Management fee                                                     4,732,087
----------------------------------------------------------------------------
Services to shareholders                                           2,330,144
----------------------------------------------------------------------------
Custodian and accounting fees                                        482,588
----------------------------------------------------------------------------
Distribution services fees                                         1,492,548
----------------------------------------------------------------------------
Administrative service fees                                        1,529,429
----------------------------------------------------------------------------
Auditing                                                              89,782
----------------------------------------------------------------------------
Legal                                                                 16,340
----------------------------------------------------------------------------
Trustees' fees and expenses                                           49,141
----------------------------------------------------------------------------
Reports to shareholders                                              209,420
----------------------------------------------------------------------------
Registration fees                                                     58,118
----------------------------------------------------------------------------
Other                                                                210,351
----------------------------------------------------------------------------
Total expenses, before expense reductions                         11,199,948
----------------------------------------------------------------------------
Expense reductions                                                   (58,358)
----------------------------------------------------------------------------
Total expenses, after expense reductions                          11,141,590
----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      (3,106,714)
----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                       95,870,555
----------------------------------------------------------------------------
Foreign currency related transactions                                246,927
----------------------------------------------------------------------------
                                                                  96,117,482
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                      (86,908,555)
----------------------------------------------------------------------------
Foreign currency related transactions                               (115,421)
----------------------------------------------------------------------------
                                                                 (87,023,976)
----------------------------------------------------------------------------
Net gain (loss) on investment transactions                         9,093,506
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $  5,986,792
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEAR ENDED OCTOBER 31,
                                                                ------------------------------------
                                                                     2000                  1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $    (3,106,714)          (1,941,420)
----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                  96,117,482           77,529,702
----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                      (87,023,976)          66,099,771
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                            5,986,792          141,688,053
----------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net realized gains
  Class A                                                           (29,549,468)         (61,942,665)
----------------------------------------------------------------------------------------------------
  Class B                                                           (10,474,973)         (20,233,947)
----------------------------------------------------------------------------------------------------
  Class C                                                            (2,462,330)          (4,003,851)
----------------------------------------------------------------------------------------------------
  Class I                                                            (1,108,329)          (2,276,359)
----------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         1,997,932,905        2,755,716,125
----------------------------------------------------------------------------------------------------
Reinvestment of distributions                                        41,359,185           81,048,233
----------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (2,110,271,510)      (2,836,468,859)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                        (70,979,420)             295,499
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                  (108,587,728)          53,526,730
----------------------------------------------------------------------------------------------------
Net assets beginning of period                                      658,210,720          604,683,990
----------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of $14,773 and $5,134, respectively)          $   549,622,992          658,210,720
----------------------------------------------------------------------------------------------------

 20 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                    CLASS A
                                                             YEAR ENDED OCTOBER 31,
                                               --------------------------------------------------
                                                2000      1999      1998      1997        1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period           $ 12.85     12.10     12.68     11.96        10.59
-------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                      (.03)(a)    (.01)     .04(a)      --     .04 (a)
-------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                           (.19)     2.57       .01      1.52         1.50
-------------------------------------------------------------------------------------------------
Total from investment operations                  (.22)     2.56       .05      1.52         1.54
-------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                               --        --      (.08)     (.12)       (.12)
-------------------------------------------------------------------------------------------------
Net realized gains on investment transactions     (.96)    (1.81)     (.55)     (.68)       (.05)
-------------------------------------------------------------------------------------------------
Total distributions                               (.96)    (1.81)     (.63)     (.80)       (.17)
-------------------------------------------------------------------------------------------------
Net asset value, end of period                 $ 11.67     12.85     12.10     12.68        11.96
-------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                            (2.84)    23.47       .45     13.49        14.70
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)     362,541   464,213   424,431   409,470      352,961
-------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)   1.46      1.59      1.64      1.57         1.64
-------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)    1.46      1.59      1.64      1.57         1.64
-------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)         (.21)     (.12)      .36       .16          .34
-------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         89       140       105        76          104
-------------------------------------------------------------------------------------------------

                                                                    CLASS B
                                                             YEAR ENDED OCTOBER 31,
                                               --------------------------------------------------
                                                2000      1999      1998      1997        1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period           $ 12.50     11.90     12.50     11.81        10.46
-------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                      (.15)(a)    (.11)    (.08)(a)    (.12)    (.06)(a)
-------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                           (.16)     2.52       .03      1.51         1.47
-------------------------------------------------------------------------------------------------
Total from investment operations                  (.31)     2.41      (.05)     1.39         1.41
-------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                               --        --        --      (.02)       (.01)
-------------------------------------------------------------------------------------------------
Net realized gains on investment transactions     (.96)    (1.81)     (.55)     (.68)       (.05)
-------------------------------------------------------------------------------------------------
Total distributions                               (.96)    (1.81)     (.55)     (.70)       (.06)
-------------------------------------------------------------------------------------------------
Net asset value, end of period                 $ 11.23     12.50     11.90     12.50        11.81
-------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                            (3.69)    22.50      (.37)    12.32        13.59
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)     132,981   138,518   137,224   143,144       96,369
-------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)   2.37      2.44      2.62      2.57         2.53
-------------------------------------------------------------------------------------------------
Ratio of expenses after reductions (%)            2.37      2.43      2.62      2.57         2.53
-------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)        (1.14)     (.96)     (.62)     (.84)       (.55)
-------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         89       140       105        76          104
-------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                  CLASS C
                                                          YEAR ENDED OCTOBER 31,
                                                 -----------------------------------------
                                                  2000     1999     1998     1997    1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period             $12.51    11.91    12.51    11.81   10.46
------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                       (.13)(a)   (.10)   (.08)(a)(.09)   (.06)(a)
------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                            (.17)    2.51      .03     1.49    1.47
------------------------------------------------------------------------------------------
Total from investment operations                   (.30)    2.41     (.05)    1.40    1.41
------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                --       --       --     (.02)   (.01)
------------------------------------------------------------------------------------------
Net realized gains on investment transactions      (.96)   (1.81)    (.55)    (.68)   (.05)
------------------------------------------------------------------------------------------
Total distributions                                (.96)   (1.81)    (.55)    (.70)   (.06)
------------------------------------------------------------------------------------------
Net asset value, end of period                   $11.25    12.51    11.91    12.51   11.81
------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                             (3.61)   22.49     (.37)   12.45   13.59
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)       41,962   40,895   26,337   16,658   7,320
------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)    2.24     2.33     2.55     2.49    2.50
------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)     2.24     2.32     2.55     2.49    2.50
------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)         (1.01)    (.85)    (.55)    (.76)   (.52)
------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          89      140      105       76     104
------------------------------------------------------------------------------------------

                                                                  CLASS I
                                                           YEAR ENDED OCTOBER 31,
                                                 ------------------------------------------
                                                  2000     1999     1998     1997     1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period             $13.01    12.16    12.72    11.99    10.61
-------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                        .03(a)    .05     .11(a)    .07     .10(a)
-------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                            (.19)    2.61      .03     1.53     1.48
-------------------------------------------------------------------------------------------
Total from investment operations                   (.16)    2.66      .14     1.60     1.58
-------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                --       --     (.15)    (.19)    (.15)
-------------------------------------------------------------------------------------------
Net realized gains on investment transactions      (.96)   (1.81)    (.55)    (.68)    (.05)
-------------------------------------------------------------------------------------------
Total distributions                                (.96)   (1.81)    (.70)    (.87)    (.20)
-------------------------------------------------------------------------------------------
Net asset value, end of period                   $11.89    13.01    12.16    12.72    11.99
-------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)(C)                           (2.32)   24.25     1.18    14.19    15.19
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)       12,138   14,585   16,692   18,797   15,593
-------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)     .97     1.03     1.00     1.04     1.10
-------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)      .97     1.02     1.00     1.04     1.10
-------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)           .25      .45     1.00      .69      .88
-------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          89      140      105       76      104
-------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charges.

(c) Total return would have been lower had certain expenses not been reduced.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper International Fund (the "Fund") is
                             registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
                             (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are amortized for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           For the year ended October 31, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                              $558,327,135

                             Proceeds from sales                     619,685,976

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             ("Scudder Kemper") and pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $4,732,087 for the year ended October 31, 2000. This was equivalent to an annual effective rate of .73% for the year ended
                             October 31, 2000. In addition, during the year ended October 31, 2000, the Adviser reimbursed the Fund $5,048,866 for losses incurred in connection with certain portfolio transactions.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. ("KDI"). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended October 31, 2000 are $70,113.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended October 31, 2000 are $1,992,559, of which $110,845 is unpaid as of October 31, 2000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with Kemper Distributors, Inc. (KDI). For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of Class A, Class B and Class C shareholders. KDI in turn has various agreements with financial services firms that provided these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the Fund to KDI for the year ended October 31, 2000 are $1,529,429, of which $109,027 is unpaid.
                             Additionally, $1,732 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $1,556,306, of which $392,339 is unpaid as of October 31, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or trustees of Scudder Kemper. For the year ended October 31, 2000, the Fund made no payments to its officers and incurred trustees' fees of $49,141 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                                     YEAR ENDED OCTOBER 31,
                                                                           2000                                 1999
                                                              -------------------------------      -------------------------------
                                                                 SHARES           AMOUNT              SHARES           AMOUNT
                                       SHARES SOLD
                                        Class A                127,381,446    $ 1,737,418,313       204,100,882    $ 2,385,885,625
                                       -------------------------------------------------------------------------------------------
                                        Class B                  5,894,751         77,977,681         4,540,058         52,194,727
                                       -------------------------------------------------------------------------------------------
                                        Class C                 12,802,858        166,698,198        26,282,751        302,284,272
                                       -------------------------------------------------------------------------------------------
                                        Class I                    387,119          5,381,167           475,723          5,898,912
                                       -------------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                  1,999,067         27,827,033         5,044,534         55,843,045
                                       -------------------------------------------------------------------------------------------
                                        Class B                    754,453         10,185,225         1,807,855         19,579,064
                                       -------------------------------------------------------------------------------------------
                                        Class C                    165,583          2,238,603           309,305          3,349,772
                                       -------------------------------------------------------------------------------------------
                                        Class I                     78,493          1,108,324           203,974          2,276,352
                                       -------------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (136,238,583)    (1,861,213,108)     (208,883,469)    (2,452,807,682)
                                       -------------------------------------------------------------------------------------------
                                        Class B                 (5,084,183)       (66,416,319)           (5,963)       (67,875,174)
                                       -------------------------------------------------------------------------------------------
                                        Class C                (12,509,814)      (164,338,959)      (25,534,217)      (294,933,593)
                                       -------------------------------------------------------------------------------------------
                                        Class I                   (566,210)        (7,845,578)         (930,779)       (11,399,821)
                                       -------------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                    784,062         10,457,546           809,624          9,452,589
                                       -------------------------------------------------------------------------------------------
                                        Class B                   (804,190)       (10,457,546)         (829,614)        (9,452,589)
                                       -------------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS            $   (70,979,420)                     $       295,499
                                       -------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

6    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended October 31, 2000, the Fund's custodian fees and transfer agent fees were reduced by $10,928 and $47,430, respectively, under these arrangements.

--------------------------------------------------------------------------------

7    REORGANIZATION          On November 29, 2000 the Trustees of the Fund
                             approved an Agreement and Plan of Reorganization
                             (the "Reorganization") between the Fund and the Scudder International Fund, pursuant to which Scudder International Fund would acquire all or substantially all of the assets and liabilities of the Fund in exchange for shares of the Scudder
                             International Fund. The proposed transaction is part of Scudder Kemper's initiative to restructure and streamline the management and operations of the funds it advises. The Reorganization can be

NOTES TO FINANCIAL STATEMENTS

                             consummated only if, among other things, it is approved by a majority vote of the shareholders of the Fund. A special meeting of the shareholders of the Fund to approve the Reorganization will be held on or about May 24, 2001.

                             As a result of the Reorganization, each shareholder of the Kemper International Fund will become a shareholder of the Scudder International Fund and would hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional voting shares of the Scudder International Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the business day preceding the Closing. The Closing is expected to take place during the second quarter of 2001. In the event the shareholders of the Fund fail to approve the Reorganization, the Fund will continue to operate and the Fund's Trustees may resubmit the Plan for shareholder approval or consider other proposals.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER INTERNATIONAL FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper International Fund, as of October 31, 2000, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper International Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1996, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          December 15, 2000

TAX INFORMATION

 TAX INFORMATION (UNAUDITED)

Kemper International Fund paid distributions of $0.67 per share, respectively, from net long-term capital gains during the year ended October 31, 2000, of which 100% represent 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, Kemper International Fund designates $51,000,000 as capital gain dividends for the year ended October 31, 2000.

Kemper International Fund paid foreign taxes of $986,120 and earned $986,120 of foreign source income during the year ended October 31, 2000. Pursuant to
Section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.02 per share as income earned from foreign sources for the year ended October 31, 2000.

Please contact a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
JOHN W. BALLANTINE                MARK S. CASADY                    MAUREEN E. KANE
Trustee                           President                         Assistant Secretary

LEWIS A. BURNHAM                  PHILIP J. COLLORA                 CAROLINE PEARSON
Trustee                           Vice President and                Assistant Secretary
                                  Secretary
LINDA C. COUGHLIN                                                   BRENDA LYONS
Trustee                           JOHN R. HEBBLE                    Assistant Treasurer
                                  Treasurer
DONALD L. DUNAWAY
Trustee                           IRENE T. CHENG
                                  Vice President
ROBERT B. HOFFMAN
Trustee                           ANN M. MCCREARY
                                  Vice President
DONALD R. JONES
Trustee                           KATHRYN L. QUIRK
                                  Vice President
THOMAS W. LITTAUER
Chairman, Trustee                 WILLIAM F. TRUSCOTT
and Vice President                Vice President

SHIRLEY D. PETERSON               LINDA J. WONDRACK
Trustee                           Vice President

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             THE CHASE MANHATTAN BANK
                                      Chase Metro Center
                                      Brooklyn, NY 11245
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com


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LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)